Exhibit 99.1

Visible Growth Investment Community Presentation March 2008

Investment Community Presentation

March 2008

2 Legal Notice Certain information provided in this presentation constitutes forward-looking statements. The words "anticipate", "expect", "project“, “estimate”, “forecast” and similar expressions are intended to identify such forward looking statements. Although Enbridge believes that these statements are based on information and assumptions which are current, reasonable and complete, these statements are necessarily subject to a variety of risks and uncertainties pertaining to operating performance, regulatory parameters, weather, economic conditions and commodity prices. You can find a discussion of those risks and uncertainties in our Canadian securities filing and American SEC filings. While Enbridge makes these forward-looking statements in good faith, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary significantly from those expected. Except as required by applicable securities laws, Enbridge assumes no obligation to publicly update or revise any forward looking statements made herein or otherwise, whether as a result of new information, future events or otherwise. This presentation may make reference to certain financial measures, such as adjusted net income, which are not recognized under GAAP. Reconciliations to the most closely related GAAP measures are included in the Supplementary Financial Information available on our website or in the slides that accompany this presentation, if applicable.

Investment Community Presentation

March 2008

3 Wood River Spain Liquids and Natural Gas Infrastructure Strategic Position / Diversification Ottawa Saint John Kansas City Superior Clearbrook Zama Fort McMurray Montreal Toronto Buffalo Regina Hardisty Patoka Casper Salt Lake City Houston Toledo Edmonton Norman Wells Fort St. John Cushing Inuvi k El Dorado Sarnia Chicago Gas Distribution Liquids Pipelines Gas Pipelines Seattle Portland OCENSA Bogotá Covenas 40% 60% 2007 Adjusted Earnings Gas Liquids

•      Liquids Pipelines

•      Current mainline capacity of approximately 1.9 million barrels per day

•      Move up to 70 different crude slates/custom blends

•      Diversity, flexibility and economies of scale

•      Gas Pipelines

•      Alliance/Vector pipeline system

•      Enbridge Offshore (Gulf of Mexico)

•      Enbridge Energy Partners (Texas Base)

•      Gas Distribution

•      Serving customers for 160 years

•      North America’s 2nd fastest growing gas utility

•      Sponsored Investments

•      Enbridge Income Fund (72%) and Enbridge Energy Partners (15%)

•      International

•      Two high performing investments

Investment Community Presentation

March 2008

4 Total Shareholder Return "TSR" 0.0 100.0 200.0 300.0 400.0 500.0 600.0 Dec-97 Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Enbridge (NYSE) Enbridge US Peers S&P/TSX Cdn Peers S&P 500 Delivering Shareholder Value 10 Year CAGR 9.8% 17.6% 13.2% Source: Thomson Financial, Bloomberg Canadian Peers: Canadian Utilities, Emera, TransCanada, TransAlta US Peers: Aquila, CMS Energy, Dominion, DTE Energy, Dynegy, El Paso, Equitable Resources, National Fuel Gas, NiSource, Sempra, Spectra, Questar and Williams. 5.9% 9.5% 9.3%

•      Generating long-term value for investors

•      Target 10% average annual EPS growth

•      Dividend growth and capital appreciation (TSR)

•      Stable low risk investment profile

•      Value Drivers

•      Strategic positioning of assets

•      Operational and geographic diversification

•      Incentive based culture

~      Industry leading ROE’s

•      Balanced Investment Proposition

•      Income, safety, growth

Investment Community Presentation

March 2008

5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 2002 2004 2006 2008 2010 2012 2014 2016 (MM b/d) Oil Sands Growth 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 2002 2004 2006 2008 2010 2012 2014 2016 (MM b/d) DEMAND SUPPLY Source: Enbridge Internal Forecasting Western Canada Ontario PADD IV PADD II PADD III Puget Sound West Coast Exports 2007 CAPP Forecast Aggregate Producers Forecast Raw Bitumen Synthetic Light Synthetic Heavy Conventional Light Conventional Heavy Pentanes Plus Actual Forecast Actual Forecast Enbridge Forecast

•      Steady production growth in the Western Canadian Sedimentary Basin

•      4.4 million bpd by 2016

•      Driven by accelerating growth out of Alberta oil sands

•      Growing to 3.4 million bpd by 2016

Investment Community Presentation

March 2008

6 Largest Transporter of Canadian Crude Oil to US Trans Mountain 9% Eastern Seaboard 8% W Corridor 7% Edmonton Fort Mc Murray Chicago Express 12% Hardisty Capacity Table mm bpd Enbridge. 2.00 West Corridor 0.15 Express 0.28 Trans Mountain. 0.26 Alberta Oilsands 1 Source: Enbridge, Energy Information Administration Crude oil only. Product imports total another 3.5 million bpd (of which Canada supplies 0.6 million bpd) > 10% Total US Imports Enbridge 62% 2% Canada 1.9 Enbridge 1.1 Others 0.8 Saudi Arabia 1.4 Mexico 1.4 Venezuela 1.1 Nigeria 1.1 Angola 0.5 Iraq 0.5 Algeria 0.4 Ecuador 0.2 Kuwait 0.2 Brazil 0.2 Other 1.4 Total 10.3 US Imports 20061 (million barrels/day)

•      Strong fundamentals

•      U.S. oil demand

•      Exposure to Alberta Oil Sands

•      Enbridge has been transporting oil into U.S. for over 50 years

•      Critical energy delivery role

•      Enbridge exports approximately 70% of Western Canadian oil, representing 62% of all Canadian exports to the U.S.

•      Enbridge transports 11% of U.S. oil imports

•      Security of supply

•      Stability

•      No political risk

Investment Community Presentation

March 2008

7 Cushing Montreal Toronto Hardisty Wood River Catlettsburg Casper Mandan Salt Lake City Sinclair Cheyenne Denver McPherson Ponca City El Dorado Coffeyville Memphis Billings Great Falls Toledo Detroit Chicago Robinson Corpus Christi New Orleans Lake Charles Puget Sound San Francisco Bakersfield Los Angeles Borger/Sunray Artesia El Paso Big Spring St. Paul Lima Buffalo Canadian Supplied No/Limited Cdn Supply Enbridge/Lakehead System Other Pipelines Refineries: Tanker Port Zama Norman Wells Fort Mc Murray Edmonton Canton Superior Clearbrook Patoka Houston Freeport Texas City Port Arthur Ardmore Tulsa Liquids Strategy Broadening Market Access

•      Expanding to existing markets

•      Increased supply needs increased market access

•      Mitigate widening of light-heavy differential

•      Potential opportunities

•      US Gulf Coast

•      Eastern PADD II

•      Gateway: up to 525 thousand bpd of crude export capacity and 193 thousand bpd of condensate import (2012-2014)

Investment Community Presentation

March 2008

8 Montreal Toronto Gretna Regina Hardisty Kerrobert Cromer Superior Toledo Sarnia Buffalo Edmonton Lockport Cushing Houston Exxon Mobil Capline Lima Canton Catlettsburg Beaumont Corsicana Mid Valley Detroit Patoka Chicago Casper SPEAR HE AD Clearbrook Cost Mainline Expansions Southern Access Expansion C$ 2.5B Alberta Clipper C$ 3.0B Line 4 C$ 0.3B Regional Pipelines Waupisoo C$ 0.6B Athabasca C$ 0.2B Fort Hills C$ 2.0B Diluent Supply Southern Lights C$ 2.3B New Market Access Spearhead Expansion C$ 0.1B Southern Access Extension C$ 0.5B Contract Terminaling Hardisty (Upstream) C$ 0.4B Cushing (Downstream) C$ 0.1B Other C$ 0.2B Regional Infrastructure Flanagan Wood River Contract Terminaling Fort McMurray Contract Terminaling Note: FX rate of $1.05 CAD/USD assumed Liquids Strategy Commercially Secured Projects Mainline Expansion Enbridge Liquids System Alberta Clipper Southern Access Extension Southern Access Spearhead Expansion Southern Lights

•      Expanding a Core Business

•      Southern Access in combination with Alberta Clipper provide up to 1.2 million bpd of expansion capacity into Chicago

•      Southern Lights to provide 180 thousand bpd diluent capacity from Chicago to Edmonton.

•      Contract Terminals and Regional Infrastructure

•      C$ 12 billion of Commercially Secured projects

•      In addition, second wave opportunity set of > $15 billion, including projects in development

Investment Community Presentation

March 2008

9 Liquids Pipelines In-Service Dates and Capital Costs 2008 2009 2010 2011 2012 2013 Fort Hills Southern Access Extension Line 4 Alberta Clipper Contract Terminaling Southern Lights Spearhead Expansion Waupisoo Southern Access Expansion Surmont and Long Lake Athabasca Expansion 1. Start date for First Phase shown 2. Enbridge Energy Partners/ENB joint project $0.1 billion $0.2 billion $2.5 billion $0.6 billion $0.1 billion $2.3 billion $0.5 billion $2.0 billion 1,2 2 Complete Under Construction Awaiting Regulatory Approval Planning Stage $3.0 billion $0.3 billion $0.7 billion 1

Investment Community Presentation

March 2008

10 0 2 4 6 8 10 12 14 16 18 Wave 2 In Development Wave 1 Commercially Secured Waupisoo & Athabasca Spearhead Alberta Clipper and Line 4 Southern Lights Longer Term New Market Access Opportunities Mainline Expansion Regional Pipelines Fort Hills New Market Access – Mainline Extensions Southern Access Extension $ Billions Contract Terminaling Contract Terminaling Southern Access Expansion In-Service 2007 – 2011 In-Service 2012 + Liquids Pipelines Longer Term Growth – 2012 and Beyond

Potential Wave 2 Projects:

•      Mainline Expansion

•      Alberta Clipper Phase 2

•      Regional Pipelines

•      Husky Sunrise

•      Imperial Kearl Lake

•      New Market Access

•      Texas Access

•      Eastern PADD II

•      Longer Term New Market Access

•      Gateway

Investment Community Presentation

March 2008

11 Enbridge Inc. Pipelines Gas Distribution Enbridge Energy Partners Enbridge Income Fund Potential Projects Sarnia Edmonton Fort St. John Chicago Houston Toronto Quebec City Gas Strategy Asset Positioning Inuvi k Alliance Pipeline Mackenzie Delta Alaska Pipeline Vector Pipeline New Orleans Rabaska East Texas Expansion Neptune Shenzi Gas Storage LNG Chin Chute Taber, AB Magrath Magrath, AB Sunbridge Gull Lak e, SK Ontario Kincar dine, ON

•      Alliance Pipeline (50% ENB interest; Canadian portion in ENF)

•      Capacity of 1.3 bcf/day plus overrun service, potential compression expansion to 1.8 bcf/day, contracted to 2015

•      Positioned for Northern Gas (Alaska)

•      Vector pipeline (60% ENB interest)

•      Capacity of 1.0 bcf/day (currently being expanded to 1.2 bcf/day), 70% contracted to 2015

•      Enbridge Offshore

•      Growing deep water GOM production

•      Organic and acquisitive growth opportunities

•      Enbridge Energy Partners

•      Anadarko Basin, Bossier and Barnett Shale developments, East Texas expansion (Clarity)

•      Gas Distribution

•      Stable, low-risk, business profile

•      Incentive regulation in 2008, market-based storage expansion

•      1.9 million customers

Investment Community Presentation

March 2008

12 OCENSA Bogotá Covenas Spain Spain International Superior Risk-Adjusted Returns CLH (Spain) C$ 2.0 Billion Asset Liquids Transportation 25% ENB Interest Fee for Service Model 85% Market Share 800,000 bpd Throughput 2,125 miles of Pipeline Ocensa (Colombia) Liquids Transportation C$ 3.5 Billion Asset 24.7% ENB Interest Full Cost of Service Model 60% Market Share 260,000 bpd Throughput 519 miles of Pipeline

•      Low-risk business model

•      Extension of North American core businesses

•      Strong underlying fundamentals

•      ROE’s superior to those available in North America

Investment Community Presentation

March 2008

13 OCENSA Bogotá Covenas Spain Investment Thesis Wood River Ottawa Saint John Kansas City Superior Clearbrook Zama Fort McMurray Montreal Toronto Buffalo Regina Hardisty Patoka Casper Salt Lake City Houston Toledo Edmonton Norman Wells Fort St. John Cushing Inuvik El Dorado Sarnia Chicago Seattle Portland Low Risk Visible Growth Steady Income

•      Low Risk

•      Highly Regulated Asset Portfolio

•      Minimal Exposure to Market Prices

•      5 Year Beta = 0.65

•      Steady Income

•      3.1% Dividend Yield (as of December 31, 2007)

•      50+ Years of Continuous Dividend Growth

•      Visible Growth

•      $12 Billion in Commercially Secured Liquids Pipeline Projects in service by 2011

•      > $15 Billion of Development Projects

•      10% Four Year EPS CAGR (2007-2011)

Investment Community Presentation

March 2008

14 Low Risk Business Model Regulated asset portfolio . Over 95% of earnings from regulated businesses . Over 80% of earnings derived from cost of service utilities, long-term “take-or-pay” contracts or tolling arrangements with throughput protection Diversified customer base . 90% of revenue generated from investment grade counterparties Minimal exposure to market prices . 5% Earnings at Risk limit . Commodity, interest rate, FX

Investment Community Presentation

March 2008

15 Liquids Pipelines Growth Enbridge Liquids Pipelines Segment New Business Net Income Contribution $ Millions Southern Access 0 400 2007 2011 Other Other Secured (including Fort Hills) Alberta Clipper and Line 4 Southern Access EEP Liquids Pipelines Segment New Business Operating Income Contribution Southern Access Alberta Clipper Other US $ Millions 350 0 2011 2007 Southern Lights ~ 20% 4 year CAGR ~ 25% 4 year CAGR Other

•      Earnings growth underpinned by Commercially Secured projects

•      Total earnings contribution from EEP (liquids and gas) to Enbridge Inc.:

o      Expected to increase by ~ 20% per year (4 year CAGR)

o      Includes increased incentive fees – expect to reach the high (50%) split levels between 2008 and 2011

Investment Community Presentation

March 2008

16 0.00 0.50 1.00 1.50 2.00 2.50 3.00 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008e 2009e 2010e 2011e Note: 1996-2002 adjusted EPS reflects quarter lag basis of consolidation for Gas Distribution utilities. See page 24 of the 2005 Enbridge Inc. Annual Report. $ Per Share EPS Forecast ~10% CAGR Adjusted Earnings Per Share Disciplined Growth

•      9% EPS growth over last 10 years

•      10% EPS CAGR (2007-2011)

Investment Community Presentation

March 2008

17 Income 10 Year Total Shareholder Return Dividend payout target range 60-70% Dividend yield of 3.1% Note: Data as of December 31, 2007 3.8% 4.0% 9.4% 13.6% Enbridge Enbridge (NYSE) Income Capital Gain 13.2% 17.6%

•      2008e Dividend:  $1.32 per share

•      10 year Dividend CAGR of 9.0% (1998-2008)

Investment Community Presentation

March 2008

18 Free Cash Flow 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2006 2007 2008e 2009e 2010e 2011e 2012e FFO FFO less Dividends FFO less Dividends and Maintenance Financial Strength Cash Flow Growth - Commercially Secured Doubling of Free Cash Flow $ billions

•      Strong credit ratings:

•	Standard & Poors	A-low (stable
•	Moody’s	Baa1
•	DBRS	A-mid (negative)

•      Reduced consolidated leverage while continuing to generate strong free cash flow

•      Free cash flow provides a strong base for future growth

Investment Community Presentation

March 2008

19 0 2 4 6 8 10 December 31, 2006 September 30, 2007 2008 - 2011 (Forecast) Forecasted Facility Useage Excess Liquidity Financial Strength Liquidity Combined Credit Facilities * $ Billions $1.5B $3B $4B * Includes EEP and ENF

•      Target $4 billion of available liquidity

•      Goal is to have adequate liquidity in periods of unforeseen market disruptions

Investment Community Presentation

March 2008

20 Funding Requirement (2008 – 2011) ($ Billions) Total Capital Expenditures $ 11.6 Less: Free Cash Flow (5.1) Net Funding Requirement $ 6.5 Debt Total Requirement $ 4.6 Equity Total Requirement $ 1.9 Less: DRIP & ESOP (0.3) Less: Asset Sale (0.1) Remaining to be Funded $ 1.5 Project Finance (Southern Lights) $1.6 Enbridge Inc & Operating Subs $3.0 Asset Monetizations Hybrid Securities Equity Partners Common Equity Note: Enbridge Inc. secured projects plus $1.7 billion of in-development capital

•      Financing plan going forward is very manageable

•      Equity requirements are modest and can be met through a variety of sources including asset monetizations, hybrid securities, equity partners and common equity

•      Credit rating agencies will allow up to 15% of ENB’s capital structure in the form of hybrid securities

•      Asset monetizations: NetThruPut sale to TSX

•      Expect to pursue non-recourse project financing for Southern Lights

Investment Community Presentation

March 2008

21 Summary Forecast 10% EPS growth (CAGR) – Driven by visible organic growth Balanced, Low-Risk Investment Proposition – Income, growth, safety – 54 Year TSR of 13.1% Diversification – Liquids and Natural Gas Financial Strength and Discipline

Investment Community Presentation

March 2008

Pipeline Construction Costs

Investment Community Presentation

March 2008

23 Pipeline Construction Costs Pipeline Materials 33% Pipeline Construction 33% Facilities Materials/ Construction and Land Costs 33% Investment Community Presentation March 2008

•      Overall, pipeline construction costs can be allocated equally between:

•      Pipeline Construction

•      Pipeline Materials

•      Facilities Materials/Construction and Land costs

Investment Community Presentation

March 2008

24 Project Risk Mitigation Example Cost Overrun Sensitivity Liquids Pipelines: Secured Projects: Enbridge Inc. ~10% DCF ROE (50% Cost Overrun): ~12% DCF ROE (Base Case): ~$7.6B (85%) To be Spent: ~$1.4B (15%) Spent to Date: ~$9B Project Capital: Investment Community Presentation March 2008

•      Impact of cost overrun on aggregate project returns is modest

•      50% cost overrun reduces overall ROE from 12% to 10%. Still above cost of equity capital

Investment Community Presentation

March 2008

25 Mainline Tolls – Impact of Cost Overruns Tolls to Chicago (Heavy Oil) US$/BBL – Current $2.15 – 2011F: After Southern Access Expansion $2.75 and Alberta Clipper (based on current capital cost estimates) – 2011F: Based on 50% cost overrun on $3.10 capital to be spent Assumptions: (1) F/X rate of 1.05 CAD/USD (2) Alberta Clipper Fully Utilized Investment Community Presentation March 2008

•      50% cost overrun on Southern Access Expansion and Alberta Clipper results in a modest increase (13%) in mainline tolls charged to shippers

Investment Community Presentation

March 2008

Appendix Investment Community Presentation March 2008

Investment Community Presentation

March 2008

27 Enbridge Inc. ENB Toronto (TSX) New York (NYSE) Established 1949 – incorporated as Interprovincial Pipe Line (IPL) 1988 – acquired Home Oil Company Limited and was renamed Interhome Energy Inc. 1991 – Home Oil became a separate publicly traded company; Interhome was renamed Interprovincial Pipe Line Inc. 1994 – acquired 85% interest in Consumers Gas and was renamed IPL Energy Inc. 1998 – rebranded as Enbridge Inc. Market Cap $15 B (as of December 31, 2007) A Investment Community Presentation March 2008

28 Enbridge Inc. Historical Share Price and Dividends $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 1953 1959 1965 1971 1977 1983 1989 1995 2001 2007 Annual Dividend ($C per Share) $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Share Price ($C) Annual Dividend Share Price 54 Year TSR = 13.1 % CAGR 54 Years and Counting B Investment Community Presentation March 2008

Investment Community Presentation

March 2008

29 OCENSA Bogotá Covenas Wood River Spain Ottawa Saint John Kans as City Superior Zama Fort McMurray Montreal Buffalo Regina Hardisty Patoka Casper Salt Lake City Houston Toledo Edmonton Norman Wells Fort St. John Cushing Inuvi k El Dorado Sarnia Chicago Enbridge Income Fund Enbridge Inc. Enbridge Energy Partners Seattle Portland Clearbrook Toronto C Asset Ownership Investment Community Presentation March 2008

30 357 Million Share Float As at December 31, 2007 and excludes Noverco’s reciprocal share interest Float Ownership D Management 2% European Institutional 5% U.S. Retail 2% Canadian Retail 26% U.S. Institutional 12% Canadian Institutional 53% Investment Community Presentation March 2008

Investment Community Presentation

March 2008

31 Top 10 Enbridge Mainline Shippers E 1 BP 2 FLINT HILLS 3 EXXONMOBIL 4 IMPERIAL OIL 5 MARATHON 6 PDV MIDWEST 7 NEWGRADE 8 CONOCOPHILLIPS 9 SUNOCO 10 SHELL Investment Community Presentation March 2008

Investment Community Presentation March 2008

32 Export Production Growth vs. Pipeline Capacity F 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 2006 2008 2010 2012 2014 2016 (000 BPD) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 (000 BPD) Market Unconstrained Case Aggregate Producers Forecast Next Increment 1 Next Increment 2 Clipper Keystone Current Export Capacity + TMX-1 Southern Access & Light Capacity Expansion Investment Community Presentation March 2008

Investment Community Presentation

March 2008

33 Major Oil Sands Projects 1. Shell Hilda Lake/Orion 2. CNRL Horizon 3. CNRL Wolflake/Primrose 4. Conoco Surmont 5. Devon Jackfish 6. Encana Borealis 7. Encana Christina Lake 8. Encana Foster Creek 9. Husky Sunrise 10. Husky Tucker 11. Imperial Cold Lake 12. Imperial Kearl 13. Jacos Hangingstone 14. OPTI/Nexen Long Lake 15. Petro-Canada MacKay 16. Petro-Canada Meadow Creek 17. Petro-Can/UTS Fort Hills 18. AOSP Muskeg 19. AOSP Jackpine 20. Suncor Firebag 21. Suncor Millenium/Voyager 22. Syncrude Mildred Lake/Aurora 23. Synenco Northern Lights 24. Total Joslyn 25. MEG Christina Lake 26. PetroBank Whitesands Source: Strategy West Inc. (October 2007) EDMONTON FORTMcMURRAY KERROBERT LLOYDMINSTER HARDISTY COLD LAKE 3 11 8 7 5 13 4 24 2 8 21 15 22 14 20 19 18 12 17 23 Athabasca Deposit Peace River Deposit Cold Lake Deposit Lloydminster Deposit 1 16 10 6 9 G 25 26 Investment Community Presentation March 2008

34 H Source: Strategy West Inc. (October 2007) Company Project Project Volume (000 bpd) Volume Under Construction (000 bpd) Year Ultimate Prod. AOSP Jackpine* 300 100 2014 CNRL Athabasca Projects 225 2013-2025 CNRL Horizon 577 135 2008-17 CNRL Primrose 150 2018 Conoco/Total/Devon Surmont 100 2014 Devon Energy Jackfish 70 35 2008-10 EnCana Borealis 100 2015-2022 EnCana Christina Lake 250 9 2015 EnCana Foster Creek 150 20 2010 Husky Sunrise 200 2012-2018 Husky Tucker 30 2006 Imperial/ExxonMobil Kearl Lake 300 2010-18 Imperial/ExxonMobil Cold Lake 170 2007 Jacos Hangingstone 60 2012 * Not included in total to avoid double count, volume expected to be consumed at the respective upgraders Selected Oil Sands Projects Investment Community Presentation March 2008

Investment Community Presentation

March 2008

35 Selected Oil Sands Projects continued I Source: Strategy West Inc. (October 2007) Company Project Project Volume (000 bpd) Volume Under Construction (000 bpd) Year Ultimate Prod. MEG Christina Lake 24 24 2008 Nexen-OPTI Long Lake 351 59 2019 Petro-Canada Mackay River 1 & 2 73 2009 Petro-Canada/UTS Energy Fort Hills 290 2011-14 Shell Orion 20 10 2009 Shell Carmon Creek 100 2015 Shell/Chevron/Western Athabasca Oil Sands Project 250 90 2010 Statoil (NAOSC) Kai Kos Deseh 220 10 2008-15 Suncor Millenium Expnsn & Voyageur 547 97 2012 Suncor Firebag* 366 25 2006-15 Syncrude Aurora Mine & Upgrader 593 2015 SynEnCo Northern Lights 115 2012 Total Joslyn Creek In Situ 42 2011 Total Joslyn Creek Mine 200 2022 Total Ultimate 5,207 488 * Not included in total to avoid double count, volume expected to be consumed at the respective upgraders Investment Community Presentation March 2008

36 Woodriver Fort Mc Murra y Montreal Toronto Gretna Regina Hardisty Kerrobert Cromer Patoka Wood River Catlettsburg Casper Mandan Clearbrook Superior Salt Lake City Sinclair Cheyenne Denver McPherson Ponca City Tulsa El Dorado Coffeyville Ardmore Memphis Billings Great Falls Toledo Edmonton Corpus Christi Houston Port Arthur New Orleans Lake Charles Texas City Freeport Puget Sound San Francisco Bakersfield Los Angeles Borger/Sunray St. Paul Buffalo 300-500 250 250-450 25 125 750 Need to Accommodate 2.6 Million BPD incremental supply by 2016 100 Chicago Canton Lima Market Disposition Vanc ouver Kitimat Seattle Portland Cushing 50 Enbridge Liquids System Pending/Potential Projects Refineries Robinson Detroit J Investment Community Presentation March 2008

Investment Community Presentation

March 2008

37 PetroCanada (MacKay River) Opti-Nexen (Long Lake) ConocoPhillips (Surmont) ATHABASCA TERMINAL COLD LAKE LLOYDMINSTER Encana (Christina Lake) Enbridge Mainline Athabasca Pipeline Suncor EDMONTON HARDISTY Total/Deer Creek (Joslyn) PetroCanada/UTS (Forthills) Imperial (Kearl) Husky (Sunrise) Encana (Borealis) CHEECHAM TERMINAL Waupisoo Pipeline K Regional Pipeline Development Investment Community Presentation March 2008

38 Approx 10,000 N Miles Jose/ La Cruz Los Angeles Approx 5, 000 N Miles • Korea Kitimat Japan Taiwan 1,400 N M iles • • • • • • Persian Gulf Target Gateway Market 250 kbpd (2%) Total Far East Market 15,500 kbpd Target Gateway Market 150 kbpd (20%) Total Heavy Capacity in California 800 kbpd China• New Market Access Initiatives Gateway Project Target Markets L Approx 5,000 N Miles ($US 3.1 0/barrelagg . toll ) Investment Community Presentation March 2008

Investment Community Presentation

March 2008

39 LNG LNG +0.3 -3.1 -1.9 +3.2 +2.9 +1.0 +0.0 +5.1 +2.4 +1.0 +1.5 WCSB Rockies Midcon/ Permian Appalachia GOM Alaska Mackenzie Increased Flow Decreased Flow Forecast Supply Changes to 2016 Forecast LNG Changes to 2016 Supply Increases/Declines BCF/D North American Natural Gas Supply Growth 2006 - 2016 M Investment Community Presentation March 2008

40 TSX NYSE 10-Yr TSR1 Yield1 Growth RRSP Friendly IRA Friendly Tax Treatment Enbridge Inc. Common ENB ENB 13% 3.1% 10% Yes Yes Dividend/ Cap Gain Enbridge Income Fund ENF.UN - 8%* 9.4% 1% Yes No Income/ Cap Gain Enbridge Inc. Preferred Shares (A) ENB.PR.A - 6%* 5.4% - R Yes Yes Dividend W Enbridge Energy Partners EEP 10% 7.5% 3-4% No Yes L Income/ Cap Gain W Enbridge Energy Management EEQ 15%* 7.3% P 3-4% Yes Yes Cap Gain R Redeemable at $25.00 at Enbridge’s Option * Since Inception P Payment in kind L Limited on Unrelated Business Taxable Income W Withholding tax applies 35%1As at December 31, 2007, Compound Annual Growth Rate Enbridge Securities N Investment Community Presentation March 2008

Investment Community Presentation

March 2008

41 Non GAAP Reconciliation Earnings Per Share 2007 2006 2005 2004 2003 2002 2001 2000 1999 1998 1997 $ millions Reported Earnings 700.2 615.4 556.0 645.3 667.2 576.5 458.5 392.3 287.9 240.9 217.3 Adjusting Items -63.7 -22.5 -18.8 -154.2 -171.7 -148.1 -76.4 -57.3 19.8 23.0 -11.6 Adjusted Earnings 636.5 592.9 537.2 491.1 495.5 428.4 382.1 335 307.7 263.9 205.7 Weighted Average Shares 355.3 340.0 337.4 334.4 331.0 320.6 314.6 309.0 302.0 290.8 275.6 Outstanding (millions) Adjusted Earnings per Share 1.79 1.74 1.59 1.47 1.50 1.34 1.21 1.08 1.02 0.91 0.75 Note: The foregoing presentation makes reference to certain financial measures, such as adjusted net income, which are not recognized under GAAP. A reconciliation to net income per GAAP is shown above. O Investment Community Presentation March 2008

42 Gas Liquids Gas Sponsored Distribution Pipelines Pipelines Investments and Services International $ millions Reported Earnings 287.2 69.7 96.9 184.1 95.1 Adjusting Items -1.2 -5.3 -10.4 -11.4 -5.2 Adjusted Earnings 286.0 64.4 86.5 172.7 89.9 Note: Operating segment earnings, excludes Corporate P Non GAAP Reconciliation 2007 Segmented Earnings Investment Community Presentation March 2008

Investment Community Presentation

March 2008

43 Enbridge Inc. Credit Ratings Agency Unsecured Debt Commercial Paper Preferred Shares Ordinary Units Enbridge Inc. DBRS A* R-1 (low) Pfd-2 (low)* Moody's Baa1 Baa3 S&P A- A-1 (low) BBB Enbridge DBRS A (high)* R-1 (low) Pipelines Inc. S&P A- A-1 (low) Enbridge Gas DBRS A (mid) R-1 (low) Pfd-2 (low) Distribution Inc. S&P A- A-1 (low) BBB Enbridge Income DBRS BBB (high) STA-2(mid) Fund Moody's Baa2 Enbridge Energy DBRS BBB R2-(mid) Partners, L.P. Moody's Baa2* P-2* S&P BBB A-2 * negative trend/outlook Q Investment Community Presentation March 2008

44 Earnings at Risk by Source % of Forecast Annual Earnings Control Financial Market Risks 1.0% 0.7% 0.6% 0.6% 1.0% 0.9% 0.5% 0.4% 5.1% 7.1% 1.8% 1.7% Dec 2006 Dec 2007 Dec 2006 Dec 2007 Interest Rates F/X Commodity Earnings at Risk (“EaR) is a metric used to measure and manage price risks. EaR is determined using a risk measurement horizon of 1 year (forward earnings), a holding period of 1 month and a confidence level of 97.5%. Before Hedging After Hedging R Investment Community Presentation March 2008

Investment Community Presentation

March 2008

45 2005 2006 2007 FFO * (C$ billions) $1.3 $1.2 $1.4 Dividends (common & preferred) ($0.4) ($0.4) ($0.5) FFO less Dividends $0.9 $0.8 $0.9 Maintenance Cap Ex ($0.3) ($0.3) ($0.3) FFO less Dividends and Maintenance $0.6 $0.5 $0.6 * Excludes working capital fluctuations Free Cash Flow S Investment Community Presentation March 2008

46 2008 – 2011 Capital Investment Summary Enbridge Inc. ($ Billions) Maintenance Commercially Secured Under Development Total Liquids 0.5 7.6 1.2 9.3 Gas & Other 0.7 1.1 0.5 2.3 Total 1.2 8.7 1.7 11.6 T Investment Community Presentation March 2008

Investment Community Presentation

March 2008

47 Commercially Secured Liquids Pipelines Projects U Note: FX rate of $1.05 CAD/USD assumed 2007 2008 2009 2010 2011 Total Enbridge Inc. (Actuals) Mainline Expansions Southern Access Expansion 0.1 0.1 0.1 0.0 0.0 0.3 Alberta Clipper (2007$) 0.0 0.5 1.1 0.4 0.0 2.0 Line 4 0.0 0.3 0.0 0.0 0.0 0.3 Regional Infrastructure Athabasca 0.1 0.1 0.0 0.0 0.0 0.2 Waupisoo 0.4 0.2 0.0 0.0 0.0 0.6 Fort Hills 0.0 0.1 0.4 1.1 0.4 2.0 Diluent Supply Southern Lights 0.4 1.1 0.4 0.4 0.0 2.3 New Market Access Spearhead Expansion 0.0 0.1 0.0 0.0 0.0 0.1 Southern Access Extension 0.0 0.1 0.4 0.0 0.0 0.5 Contract Terminaling Hardisty 0.1 0.2 0.1 0.0 0.0 0.4 Other 0.1 0.0 0.0 0.0 0.0 0.1 Enbridge Inc. Total 1.2 2.8 2.5 1.9 0.4 8.8 Enbridge Energy Partners Southern Access Expansion 1.2 0.6 0.4 0.0 0.0 2.2 Alberta Clipper (2007$) 0.0 0.2 0.7 0.1 0.0 1.0 Cushing Terminal 0.1 0.0 0.0 0.0 0.0 0.1 Other Terminal 0.0 0.1 0.0 0.0 0.0 0.1 Enbridge Energy Partners Total 1.3 0.9 1.1 0.1 0.0 3.4 Grand Total 2.5 3.7 3.6 2.0 0.4 12.2 Enbridge Inc. - Liquids Estimated Capital Expenditures ($C Billions) Investment Community Presentation March 2008

Investment Community Presentation

March 2008